Rogers & Wells

                                   Rogers & Wells LLP
                                   200 Park Avenue New York, NY 10166-0153
                                   Telephone 212 878 8000 Facsimile 212 878 8375

July 26, 1999

Merrill Lynch Corporate High Yield Fund, Inc.
800 Scudders Mill Road
Plainsboro, NJ 08536

Ladies and Gentlemen:

We have acted as counsel for Merrill Lynch Corporate High Yield Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), in connection with the Fund's registration as an open-end imvestment company under the Investment Company Act of 1940, as amended. Our opinion, dated April 28, 1998, was included as an exhibit to Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-1A (File Nos. 333-47971 and 811-08699) (the "Registration Statement"). We hereby consent to the incorporation by reference of that opinion as an exhibit in Post-Effective Amendment No. 2 to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission.

Very truly yours,

/s/ Rogers & Wells LLP